UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Juniper Networks, Inc.

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Juniper Networks to Combine with HPE: Accelerating AI-Native Networking Leadership

Rami Rahim

CEO, Juniper Networks

Juniper Networks was born just as the Internet was about to explode. And in many ways, the Internet would not be what it is today without Juniper.

I joined this company as a junior engineer in the 90’s. Together with a small team, we invented a new breed of router that helped the internet scale, enabled the dot-com boom and spurred innovation like the world had never seen. Since then, embracing change, disrupting the status quo and solving the hard problems that arise in every new technology shift have been firmly embedded in our DNA.

Now, AI is here. And it’s here in a big way. I believe it’s the biggest inflection since the dawn of the Internet itself – with implications for how we live, work and play, as well as the technology we make.

Seven years ago, Juniper started taking steps to capture the opportunity. With leading AIOps, we reduced manual work, sped deployments and crushed time-consuming trouble tickets for our customers. We have shifted the perception of what a network can and should be – and have seen great success. In fact, revenue from our products that leverage this AI have grown nearly 100% year-over-year for the last two reported quarters. And we’re starting to see early momentum from our investments in enabling and automating AI data centers, including those handling emerging AI training and inference models.

At Juniper, “AI” stands for “All In.”

And we recognize that taking full advantage of a once-in-a-generation opportunity requires that we continue to make big and bold moves to truly go all in on AI.

That is why I’m so excited that we have entered into a definitive agreement for HPE to acquire Juniper.

This combination will supercharge our offerings in AI-native networking. Together, we will accelerate innovation at every layer: compute, storage and networking; silicon, systems and software; campus and branch, data center and the wide area network.

This combination with HPE is expected to enable us to deliver more comprehensive, more competitive, truly end-to-end experience-first AI-native solutions.

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End-to-end secure and assured connectivity including WLAN, Wired, secure SD-WAN, network access control, location services and cloud delivered security with leading Mist AIOps that gives enterprise the flexibility to embrace AI and cloud at their own pace based on business objectives. Furthermore, customers will be able to embrace SASE and Zero Trust architectures.

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Differentiated network-as-a-service (NaaS) offering By bringing together HPE GreenLake with the unique AI capabilities of Juniper’s Mist, the combined company will have an incredibly exciting ability to offer NaaS to our customers in a very comprehensive way.

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AI Data Center with comprehensive and data center solutions including compute, storage, and networking. HPE brings years of experience in high-performance computing, including interconnect technologies like Slingshot, liquid cooling solutions and GPU servers that all apply to the current AI data center revolution. By combining with our intent-based automation solution Apstra that has already been simplifying customers’ DC operations around the world, and our QFX switches and PTX series routers, we will be positioned to be a pioneer in the development of a comprehensive solution for customers building AI data centers.

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End-to-end Wide Area Networking portfolio to efficiently deploy automated networks across the core, edge and metro while assuring experiences. We have a strong base of service provider, cloud and enterprise WAN customers and we see a great opportunity to offer more extensive end-to-end solutions and expand our presence with these valued customers.

So, make no mistake – this is not just a bet for the enterprise segment. This combination is expected to dramatically increase the global footprint and reach across ALL customer verticals, including cloud, service provider and enterprise. This reach provides us with the ability to collect, protect, analyze and act on much deeper aggregated telemetry across a broader installed base, which will seek to drive even better end-user experiences and streamlined network operations.

HPE is a values-oriented and people-oriented company, like Juniper. In sharing a strong track record for sustainability, a focus on diversity and inclusion, and a deep-rooted passion for innovation, HPE is a natural partner for us in this next chapter.

I believe our spirit and drive that’s gotten us to this point will only strengthen now with HPE. As we enter our next era to continue building on our established position in AI-native networks, we will do so with a renewed sense of speed and scale to meet today’s evolving demands for network experiences.

The sky is the limit for all of us, and I’m so excited about what this next chapter with HPE will bring as we position ourselves as an industry leader together.

Cautionary Statement Regarding Forward-Looking Statements

This document contains “forward-looking statements” within the meaning of the federal securities laws, including safe harbor provisions of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements involve risks, uncertainties and assumptions and are based on Juniper’s current expectations, estimates, projections, beliefs and assumptions made by Juniper, all of which are subject to change. In this context, forward-looking statements often address expected future business, financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “potentially,” “estimate,” “continue,” “expect,” “target,” and similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. All forward-looking statements by their nature address matters that involve risks and uncertainties, many of which are beyond Juniper’s control, and are not guarantees of future results. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements and you should not place undue reliance on any such statements, and caution must be exercised in relying on forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: (i) the completion of the proposed transaction on anticipated terms and timing or at all, including obtaining stockholder and regulatory approvals and other conditions to the completion of the transaction; (ii) the ability of HPE to integrate and implement its plans, forecasts and other expectations

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with respect to Juniper’s business after the completion of the proposed transaction and realize additional opportunities for growth and innovation; (iii) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the merger agreement; (iv) Juniper’s ability to implement its business strategies; (v) potential significant transaction costs associated with the proposed transaction; (vi) the risks related to HPE’s financing of the proposed transaction, (vii) potential litigation or regulatory actions relating to the proposed transaction; (viii) the risk that disruptions from the proposed transaction will harm Juniper’s business, including current plans and operations, and risks related to diverting management’s attention from Juniper’s ongoing business operations and relationships; (ix) the ability of Juniper to retain and hire key personnel; (x) potential adverse business uncertainty resulting from the announcement, pendency or completion of the proposed transaction, including restrictions during the pendency of the proposed transaction that may impact Juniper’s ability to pursue certain business opportunities or strategic transactions; (xi) legal, regulatory, tax and economic developments affecting Juniper’s business; (xii) the unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism, outbreak of war or hostilities or current or future pandemics or epidemics, as well as Juniper’s response to any of the aforementioned factors; and (xiii) other risks described in Juniper’s Annual Report on Form 10-K for its fiscal year ended December 31, 2022, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings made by Juniper from time to time with the SEC. These risks should not be considered a complete statement of all potential risks and uncertainty, and are discussed more fully, along with other risks associated with the proposed transaction, in the Proxy Statement to be filed with the SEC in connection with the proposed transaction. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Juniper does not assume any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

Additional Information and Where to Find It

In connection with the proposed transaction between Juniper and HPE, Juniper will file with the SEC the Proxy Statement, the definitive version of which will be sent or provided to Juniper stockholders. Juniper may also file other documents with the SEC regarding the proposed transaction. This document is not a substitute for the Proxy Statement or any other document which Juniper may file with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the Proxy Statement (when it is available) and other documents that are filed or will be filed with the SEC by Juniper through the website maintained by the SEC at www.sec.gov, Juniper’s investor relations website at https://investor.Juniper.net or by contacting the Juniper investor relations department at the following:

Participants in the Solicitation

Juniper and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Juniper’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is contained in Juniper’s proxy statement for its 2023 annual meeting of stockholders, which was filed with the SEC on March 29, 2023. Juniper stockholders may obtain additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the proposed transaction, including the interests of Juniper directors and executive officers in the transaction,

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which may be different than those of Juniper stockholders generally, by reading the Proxy Statement and any other relevant documents that are filed or will be filed with the SEC relating to the proposed transaction. You may obtain free copies of these documents using the sources indicated above.

To the extent holdings of Juniper’s securities by its directors or executive officers have changed since the amounts set forth in such documents, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Beneficial Ownership on Form 4 filed with the SEC. Additional information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be included in the Proxy Statement relating to the proposed transaction when it is filed with the SEC.

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